Exhibit 10.13

EXECUTION VERSION

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

OMNIBUS AMENDMENT TO PRINCIPAL AGREEMENTS

AMENDMENT NO. 1 TO AMENDED AND RESTATED

MASTER REPURCHASE AGREEMENT

AMENDMENT NO. 1 TO AMENDED AND RESTATED TRANSACTIONS TERMS LETTER

AMENDMENT NO. 1 TO GUARANTY

AMENDMENT NO. 1 TO MASTER PARTICIPATION AGREEMENT

This OMNIBUS AMENDMENT TO PRINCIPAL AGREEMENTS (this “Amendment”) dated as of October 8, 2020, is entered into by and among Guild Holdings Company (“GHC”), Guild Mortgage Company (“GMC”), Guild Mortgage CO SPE W40, LLC (“Guild SPE”) and Bank of America, N.A. (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Repurchase Agreement or the Master Participation Agreement (each as defined below).

R E C I T A L S

WHEREAS, Guild Mortgage Company, LLC (“GMCLLC”), GMC, Guild SPE and Buyer entered into (i) that certain Amended and Restated Master Repurchase Agreement, dated as of September 1, 2020 (the “Repurchase Agreement”), and (ii) that certain Amended and Restated Transactions Terms Letter, dated as of September 1, 2020 (the “Transactions Terms Letter”), pursuant to each of which GMCLLC and GMC are the Guarantors and Pledgors thereunder, and Guild SPE is the Seller thereunder;

WHEREAS, GMCLLC and GMC have entered into that certain Guaranty, dated as of September 1, 2020 (the “Guaranty”), pursuant to which GMCLLC and GMC guaranty to Buyer the payment and performance of Guild SPE’s obligations under the Repurchase Agreement and the Transactions Terms Letter;

WHEREAS, GMCLLC, GMC and Guild SPE have entered into that certain Master Participation Agreement, dated as of September 1, 2020 (the “Master Participation Agreement”), pursuant to which each of GMCLLC and GMC created and issued to Guild SPE Participation Interests in the Participated Mortgage Loans owned by each of them are the Guarantors and Pledgors thereunder;

WHEREAS, on September 22, 2020, GMCLLC changed its name from “Guild Mortgage Company, LLC” to “Guild Investors, LLC” (“GILLC”);

WHEREAS, GMC, GILLC and Guild SPC intend to carry out certain internal restructuring and other transactions, including (i) the contribution (the “Contribution”) by GILLC of 100% of the issued and outstanding equity interests of GMC to GHC, (ii) the dissolution of GILLC (the “Dissolution”), and (iii) the sale of shares of common stock of GHC to public investors;

WHEREAS, contemporaneously with the Contribution and Dissolution, pursuant to that certain Omnibus Assignment and Assumption Agreement, dated as of October 8, 2020 (the “Omnibus Assignment and Assumption”) among GILLC, GHC, GMC, Guild SPE and Buyer, GILLC will assign to GHC, and GHC will assume from GILLC all of GILLC’s rights and obligations as guarantor, pledgor and participator under the Repurchase Agreement, the Transactions Terms Letter, the Guaranty and the Master Participation Agreement and all related transactions outstanding thereunder; and

WHEREAS, Buyer, GHC, GMC and Guild SPE are prepared to amend the Principal Agreements, and subject to the conditions and in reliance on the representation set forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

SECTION 1. Omnibus Amendments to Principal Agreements. Effective upon the consummation of the Contribution, the Principal Agreements are hereby amended as follows:

(a) Each of the Repurchase Agreement, the Transactions Terms Letter, the Guaranty, the Participation Agreement and each other Principal Agreement is hereby amended by deleting all references to “Guild Mortgage Company, LLC” and “GMCLLC” in their respective entireties and replacing them with “Guild Holdings Company” and “GHC”, respectively, and all references to “Guild Party” shall be deemed to include GHC.

(b) Each of the Principal Agreements shall reflect that (1) GHC has succeeded to, and is substituted for, assumed all obligations of, and has the right to exercise every right and power of, GILLC under the Principal Agreements, with the same effect as if GHC had been named as Guarantor, Pledgor, Guild Servicer and participator thereunder, and (2) GILLC has been removed as a party to, is no longer bound by, ceases to have any rights under, and is otherwise released from all obligations and liabilities under, the Principal Agreements.

SECTION 2. Amendments to Repurchase Agreement. Effective upon the consummation of the Contribution, the Repurchase Agreement is further amended as follows:

(a) Exhibit A of the Repurchase Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

Board: The board of directors of the Company.

Company: Guild Holdings Company, a Delaware corporation, or its successor.

Contribution: The contribution by Guild Investors, LLC, a Delaware limited liability company, of 100% of the issued and outstanding equity interests of Guild Mortgage Company to the Company.

Exchange Act: The Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

Guarantor: The Company and Guild Mortgage Company.

Guild Servicer: The Company and Guild Mortgage Company.

Investor: Collectively, (i) [***], any other investment funds affiliated with [***], and any company or other entity controlled by, controlling or under common control with [***] or any such investment fund (other than any portfolio company) (the “[***] Investors”) and (ii) provided that the [***] Investors own [***] of the voting power of the Company, any Person that forms a group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) with the [***] Investors and that, directly or indirectly, holds or acquires beneficial ownership of voting securities of the Company entitled to vote generally in the election of directors.

IPO Transactions: Collectively, (i) the Contribution, (ii) the conversion of Guild Mortgage Company from a California corporation to Guild Mortgage Company, LLC, a California limited liability company, (iii) the dissolution of Guild Mortgage Company, LLC, a Delaware limited liability company, and (iv) the sale of common stock of the Company to public investors.

Pledgor: The Company and Guild Mortgage Company.

(b) Exhibit A of the Agreement is hereby amended by deleting the definition of “Change of Control” set forth therein in its entirety and by substituting the following in its stead:

Change of Control: Change of Control shall mean the occurrence of any of the following events:

(a) An acquisition by any “person” or “group” (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of [***] or more of the combined voting power of the outstanding shares of voting stock of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Stock”); provided, however, that the following shall not constitute a Change of Control: (1) any acquisition directly from the Company; (2) any acquisition by the Company; (3) any acquisition by one or more Investors; (4) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; or (5) any acquisition by any entity pursuant to a transaction in which (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Voting Stock immediately prior to such transaction beneficially own, directly or indirectly, more than [***] of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or, for a noncorporate entity, equivalent securities) of the entity resulting from such transaction (including an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such transaction of the Outstanding Voting Stock or (ii) immediately following that transaction, no entity (other than an entity satisfying the requirements of this sentence, any one or more Investors or any employee benefit plan (or related trust) of the Company or such acquiring entity)) is the owner, directly or indirectly, of more than [***] of the combined voting power of the then outstanding voting securities of such acquiring entity entitled to vote generally in the election of directors.

(b) Guarantor ceases to collectively own directly or indirectly 100% of the membership interests of Seller;

(c) With respect to any Person:

(i) if such Person (other than the Company) is a legal entity other than a corporation, the majority voting control of such Person, or its equivalent, under such Person’s governing documents is transferred to any Person;

(ii) if such Person is party to a merger or consolidation, or series of related transactions, which results in the voting securities or majority voting control interest of such Person outstanding immediately prior thereto failing to continue to represent (either by remaining outstanding or by being converted into voting securities or a majority voting controlling interest of the surviving or another entity) at least [***] of the combined voting power of the voting securities or majority voting control interest of such Person or such surviving or other entity outstanding immediately after such merger or consolidation;

(iii) the sale or disposition of all or substantially all of such Person’s assets (or consummation of any transaction, or series of related transactions, having similar effect);

(iv) the dissolution or liquidation of such Person;

(v) if such Person is a Delaware limited liability company, such Person enters into any transaction or series of transactions to adopt, file, effect or consummate a Division, or otherwise permits any such Division to be adopted, filed, effected or consummated; or

(d) any transaction or series of related transactions that has the substantial effect of any one or more of the foregoing.

Notwithstanding anything to the contrary contained herein, the IPO Transactions shall not constitute a Change of Control.

SECTION 3. Conditions Precedent. The Amendments set forth in Section 1 and Section 2 of this Amendment shall become effective upon the occurrence of the Contribution, provided that Buyer shall have received each of the following documents and instruments prior to or substantially simultaneously therewith, each of which shall be originals, telecopies, other electronic image scan transmission (e.g., “pdf” or “tif” via electronic mail) or DocuSign® electronic signature:

(a) Omnibus Amendment and Consent Agreement duly executed and delivered by duly authorized officers, as applicable, of Buyer, GMCLLC, GHC, GMC and Guild SPE and in full force and effect, free of any modification, breach or waiver;

(b) Omnibus Assignment and Assumption Agreement duly executed and delivered by duly authorized officers, as applicable, of GILLC, GHC, GMC and Guild SPE;

(c) an opinion of GHC’s counsel as to corporate and enforceability matters, Buyer’s perfected security interest in the Pledged Collateral, and Bankruptcy Code safe harbor matters, all in form and substance acceptable to Buyer;

(d) a Power of Attorney in the form of Exhibit H to the Repurchase Agreement executed and delivered by duly authorized officers, as applicable, by GHC and notarized;

(e) an original Participation Certificate in the form of Exhibit B to the Participation Agreement executed and delivered by duly authorized officers, as applicable, by GHC;

(f) a certified copy of GHC’s organizational documents and, if required by Buyer, a certificate of good standing issued by the appropriate official in GHC’s jurisdiction of organization, dated no less recently than fourteen (14) days prior to the date of this Amendment;

(g) a certificate of GHC’s corporate secretary, substantially in the form of Exhibit C to the Repurchase Agreement (or as otherwise agreed upon between GHC and Buyer), dated as of the date of this Amendment, as to the incumbency and authenticity of the signatures of the officers of GHC executing the Principal Agreements and the resolutions of the board of directors of GHC (or its equivalent governing body or Person), substantially in the form of Exhibit D to the Original Agreement (or as otherwise agreed upon between GHC and Buyer);

(h) the appropriate Uniform Commercial Code Financing Statements (UCC-1) and/or such other instruments as may be necessary in order to create in favor of Buyer a perfected security interest in the Purchased Assets shall have been duly prepared and appropriately filed or recorded in each office of each jurisdiction in which such filings and recordation’s are required to perfect such first-priority security interest; and

(i) search report provided in writing to the Buyer, listing all effective financing statements that name GHC as debtor and that are filed in the jurisdiction in which filing was made pursuant to subsection (h) above and in such other jurisdiction that the Buyer shall reasonably request, together with copies of such financing statements (none of which shall cover any Purchased Assets).

SECTION 4. Miscellaneous.

(a) Buyer hereby consents to the IPO Transactions and hereby agrees that, notwithstanding anything to the contrary in the Agreement, the consummation of the IPO Transactions and any transaction related thereto shall not constitute a Potential Default or an Event of Default.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the respective Principal Agreement.

(d) Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

(e) This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of laws (other than Section 5-1401 of the New York General Obligations Law).

(f) This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”) may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed simultaneously in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Electronic Signatures and facsimile signatures shall be deemed valid and binding to the same extent as the original. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BANK OF AMERICA, N.A.		GUILD MORTGAGE CO SPE W40, LLC
By: Guild Mortgage Company, its Manager

By:	/s/ Adam Robitshek	By:	/s/ Amber Elwell
Name:	Adam Robitshek	Name:	Amber Elwell
Title:	Director	Title:	CFO

GUILD MORTGAGE COMPANY		GUILD HOLDINGS COMPANY

By:	/s/ Amber Elwell	By:	/s/ Amber Elwell
Name:	Amber Elwell	Name:	Amber Elwell
Title:	CFO	Title:	CFO

[Signature Page to Omnibus Amendment]